Exhibit 5.1

Sidley Austin LLP One South Dearborn Street Chicago, IL 60603 +1 312 853 7000 +1 312 853 7036 AMERICA ● ASIA PACIFIC ● EUROPE

November 20, 2023

United Airlines Holdings, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Re:	Registration Statement on Form S-3

Ladies and Gentlemen:

We refer to the Registration Statement on Form S-3 (the “Registration Statement”) being filed by United Airlines Holdings, Inc., a Delaware corporation (“UAL”), and United Airlines, Inc., a Delaware corporation (“United”), with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the registration of an unlimited amount of:

(i)            shares of UAL’s common stock, $0.01 par value per share (the “Common Stock”);

(ii)           shares of UAL’s preferred stock, no par value per share (“Preferred Stock”);

(iii)          debt securities of UAL (the “UAL Debt Securities”) or United (the “United Debt Securities” and, together with the UAL Debt Securities, the “Debt Securities”), which may be unsecured or secured, senior or subordinated;

(iv)         guarantees of the UAL Debt Securities by United (the “United Debt Guarantees”) and guarantees of the United Debt Securities by UAL (the “UAL Debt Guarantees” and, together with the United Debt Guarantees, the “Debt Guarantees”);

(v)          depositary shares of UAL, representing fractional interests in shares of Preferred Stock (the “Depositary Shares”);

(vi)         stock purchase contracts of UAL (the “Stock Purchase Contracts”), obligating the holders thereof to purchase from UAL and UAL to sell to the holders thereof, shares of Common Stock or Preferred Stock at a future date or dates;

Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships.

United Airlines Holdings, Inc.

United Airlines, Inc.

November 20, 2023

(vii)        stock purchase units of UAL (the “Stock Purchase Units”), each representing ownership of a Stock Purchase Contract and UAL Debt Securities, Preferred Stock, a Warrant (as defined below) or debt obligations of third parties, including U.S. Treasury securities;

(viii)       subscription rights of UAL to purchase shares of Common Stock, Preferred Stock, Depositary Shares or Warrants (the “Subscription Rights”);

(ix)          warrants of UAL to purchase shares of Common Stock, Preferred Stock or UAL Debt Securities (the “Warrants”);

(x)           pass through certificates to be issued by one or more trusts (each, a “Trust”) to be formed by United, as creator of each Trust, with a national or state bank or trust company, as trustee (the “Pass Through Certificates”), each representing a beneficial interest in all property held by such Trust; and

(xi)          guarantees by UAL (the “PTC Guarantees”) of certain obligations of United relating to property owned by a Trust that issues Pass Through Certificates.

The Common Stock, the Preferred Stock, the Debt Securities, the Debt Guarantees, the Depositary Shares, the Stock Purchase Contracts, the Stock Purchase Units, the Subscription Rights, the Warrants, the Pass Through Certificates and the PTC Guarantees are collectively referred to herein as the “Securities.”

Unless otherwise specified in the applicable prospectus supplement:

(1)           the Debt Securities and the Debt Guarantees will be issued under the Indenture, dated as of May 7, 2013 (the “Indenture”), among UAL (f/k/a United Continental Holdings, Inc.), United and The Bank of New York Mellon Trust Company, N.A., as trustee thereunder (the “Indenture Trustee”);

(2)           the Depositary Shares will be issued under a deposit agreement (each, a “Deposit Agreement”) to be entered into between UAL and a depositary (each, a “Depositary”);

(3)           the Stock Purchase Contracts will be issued under a stock purchase contract (each, a “Stock Purchase Contract Agreement”) to be entered into between UAL and a purchase contract agent (each, a “Stock Purchase Contract Agent”);

(4)           the Stock Purchase Units will be issued under a stock purchase unit agreement (each, a “Stock Purchase Unit Agreement”) to be entered into between UAL and a unit agent (each, a “Stock Purchase Unit Agent”);

United Airlines Holdings, Inc.

United Airlines, Inc.

November 20, 2023

(5)           the Subscription Rights will be issued under a subscription rights certificate (each, a “Subscription Rights Certificate”) to be entered into between UAL and a subscription rights agent (each, a “Subscription Rights Agent”);

(6)           the Warrants will be issued under a warrant agreement (each, a “Warrant Agreement”) to be entered into between UAL and a warrant agent (each, a “Warrant Agent”); and

(7)           the Pass Through Certificates and the PTC Guarantees will be issued in one or more series under the Pass Through Trust Agreement, dated as of October 3, 2012 (the “Pass Through Trust Agreement”), between United and Wilmington Trust, National Association, as trustee thereunder (the “Trustee”), as supplemented by a separate trust supplement (each, a “Trust Supplement”) relating to each such series;

in each case substantially in the form that has been or will be filed as an exhibit to the Registration Statement.

This opinion letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

We have examined the Registration Statement, the exhibits thereto, the certificate of incorporation of UAL, as amended to the date hereof (the “UAL Charter”), the certificate of incorporation of United, as amended to the date hereof (the “United Charter”), the bylaws of UAL, as amended to the date hereof (the “UAL Bylaws”), the by-laws of United, as amended to the date hereof (the “United By-Laws”), the resolutions (the “UAL Resolutions”) relating to the Registration Statement adopted by the board of directors of UAL (the “UAL Board”) and the resolutions (the “United Resolutions”) adopted by the board of directors of United (the “United Board”) relating to the Registration Statement. We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and statements of UAL, United and others, and have examined such questions of law, as we have considered relevant and necessary as a basis for this opinion letter. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all persons and the conformity with the original documents of any copies thereof submitted to us for examination. As to facts relevant to the opinions expressed herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, certificates, letters and oral and written statements and representations of public officials and officers and other representatives of UAL and United.

United Airlines Holdings, Inc.

United Airlines, Inc.

November 20, 2023

Based on and subject to the foregoing and the other limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1.            With respect to an offering of shares of Common Stock covered by the Registration Statement, such shares of Common Stock will be validly issued, fully paid and nonassessable when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the sale of such shares of Common Stock shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the UAL Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the UAL Charter, the UAL Bylaws and the UAL Resolutions authorizing the issuance and sale of such shares of Common Stock; and (iv) certificates representing such shares of Common Stock shall have been duly executed, countersigned and registered and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the aggregate par value thereof or, if any such shares of Common Stock are to be issued in uncertificated form, UAL’s books shall reflect the issuance of such shares of Common Stock in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof upon payment of the agreed consideration therefor in an amount not less than the aggregate par value thereof.

2.            The issuance and sale of each series of Preferred Stock covered by the Registration Statement will be duly authorized, and each share of such series of Preferred Stock will be validly issued, fully paid and nonassessable, when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the sale of such series of Preferred Stock shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the UAL Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the UAL Charter, the UAL Bylaws and the UAL Resolutions establishing the designations, preferences, rights, qualifications, limitations or restrictions of such series of Preferred Stock and authorizing the issuance and sale of such series of Preferred Stock; (iv) UAL shall have filed with the Secretary of State of the State of Delaware a Certificate of Designation with respect to such series of Preferred Stock in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and in conformity with the UAL Charter and such final resolutions; and (v) certificates representing such series of Preferred Stock shall have been duly executed, countersigned and registered and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor or, if any shares of such series of Preferred Stock are to be issued in uncertificated form, UAL’s books shall reflect the issuance of such shares in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor.

United Airlines Holdings, Inc.

United Airlines, Inc.

November 20, 2023

3.            The UAL Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of UAL and the United Debt Guarantees (if any) of each such series of UAL Debt Securities will constitute valid and binding obligations of United when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such series of UAL Debt Securities and the related United Debt Guarantees (if any) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) all necessary corporate action shall have been taken by UAL to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of UAL Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such series of UAL Debt Securities and the related United Debt Guarantees (if any) and the Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of UAL Debt Securities as contemplated by the Indenture; (iv) all necessary corporate action shall have been taken by United to authorize the terms and issuance of its United Debt Guarantee (if any) related to such series of UAL Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such series of UAL Debt Securities and the related United Debt Guarantees (if any) and the Indenture and to authorize the execution, delivery and performance of a supplemental indenture (if any) establishing the form and terms of such United Debt Guarantee (if any) as contemplated by the Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of UAL Debt Securities shall have been duly executed and delivered by UAL, United (in the case of such a supplemental indenture) and the Indenture Trustee (in the case of such a supplemental indenture) or by duly authorized officers of UAL (in the case of such an officers’ certificate), in each case in accordance with the provisions of the UAL Charter, the UAL Bylaws, final resolutions of the UAL Board or a duly authorized committee thereof, as applicable, and the Indenture and, if applicable, the United Charter, the United By-Laws and final resolutions of the United Board or a duly authorized committee thereof; and (vi) the certificates evidencing the UAL Debt Securities of such series shall have been duly executed and delivered by UAL (and any endorsement or notation of United Debt Guarantee (if any) associated with such series of UAL Debt Securities (each, a “Notation of United Debt Guarantee”) shall have been duly executed and delivered by United), authenticated by the Indenture Trustee and issued, all in accordance with the UAL Charter, the UAL Bylaws, final resolutions of the UAL Board or a duly authorized committee thereof, as applicable, the Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the UAL Debt Securities of such series and, if applicable, the United Charter, the United By-Laws and final resolutions of the United Board or a duly authorized committee thereof, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

United Airlines Holdings, Inc.

United Airlines, Inc.

November 20, 2023

4.            The United Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of United and the UAL Debt Guarantees (if any) of each such series of United Debt Securities will constitute valid and binding obligations of UAL when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such series of United Debt Securities and the related UAL Debt Guarantees (if any) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) all necessary corporate action shall have been taken by United to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of United Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such series of United Debt Securities and the related UAL Debt Guarantees (if any) and the Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of United Debt Securities as contemplated by the Indenture; (iv) all necessary corporate action shall have been taken by UAL to authorize the terms and issuance of its UAL Debt Guarantee (if any) related to such series of United Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such series of United Debt Securities and the related UAL Debt Guarantees (if any) and the Indenture and to authorize the execution, delivery and performance of a supplemental indenture (if any) establishing the form and terms of such UAL Debt Guarantee (if any) as contemplated by the Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of United Debt Securities shall have been duly executed and delivered by United, UAL (in the case of such a supplemental indenture) and the Indenture Trustee (in the case of such a supplemental indenture) or by duly authorized officers of United (in the case of such an officers’ certificate), in each case in accordance with the provisions of the United Charter, the United By-Laws, final resolutions of the United Board or a duly authorized committee thereof, as applicable, and the Indenture and, if applicable, the UAL Charter, the UAL Bylaws and final resolutions of the UAL Board or a duly authorized committee thereof; and (vi) the certificates evidencing the United Debt Securities of such series shall have been duly executed and delivered by United (and any endorsement or notation of UAL Debt Guarantee (if any) associated with such series of United Debt Securities (each, a “Notation of UAL Debt Guarantee”) shall have been duly executed and delivered by UAL), authenticated by the Indenture Trustee and issued, all in accordance with the United Charter, the United By-Laws, final resolutions of the United Board or a duly authorized committee thereof, as applicable, the Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the United Debt Securities of such series and, if applicable, the UAL Charter, the UAL Bylaws and final resolutions of the UAL Board or a duly authorized committee thereof, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

United Airlines Holdings, Inc.

United Airlines, Inc.

November 20, 2023

5.            The Depositary Shares covered by the Registration Statement will entitle the holders thereof to the rights specified in the Depositary Shares and the Deposit Agreement relating to the Depositary Shares when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the Depositary Shares and the series of Preferred Stock underlying such Depositary Shares shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Deposit Agreement shall have been duly authorized, executed and delivered by UAL and duly executed and delivered by the Depositary named in the Deposit Agreement; (iv) the UAL Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the UAL Charter, the UAL Bylaws and the UAL Resolutions establishing the designations, preferences, rights, qualifications, limitations or restrictions of such series of Preferred Stock underlying such Depositary Shares and authorizing the issuance and sale of such series of Preferred Stock; (v) UAL shall have filed with the Secretary of State of the State of Delaware a Certificate of Designation with respect to such series of Preferred Stock underlying such Depositary Shares in accordance with the DGCL and in conformity with the UAL Charter and such final resolutions; (vi) certificates representing the series of Preferred Stock underlying such Depositary Shares shall have been duly executed, countersigned and registered and duly delivered against payment of the agreed consideration therefor or, if any shares of such series of Preferred Stock are to be issued in uncertificated form, UAL’s books shall reflect the issuance of such shares in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor; and (vii) the depositary receipts evidencing the Depositary Shares shall have been duly executed and delivered by the Depositary in the manner set forth in the Deposit Agreement, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

6.            The Stock Purchase Contracts will constitute valid and binding obligations of UAL when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Stock Purchase Contracts shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Stock Purchase Contract Agreement relating to such Stock Purchase Contracts shall have been duly authorized, executed and delivered by UAL and duly executed and delivered by the Stock Purchase Contract Agent named in the Stock Purchase Contract Agreement; (iv) the UAL Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the UAL Charter, the UAL Bylaws and the UAL Resolutions authorizing the execution, delivery, issuance and sale of such Stock Purchase Contracts; (v) if such Stock Purchase Contracts relate to the issuance and sale of shares of Common Stock, the actions described in paragraph 1 above shall have been taken; (vi) if such Stock Purchase Contracts relate to the issuance and sale of shares of Preferred Stock, the actions described in paragraph 2 above shall have been taken; and (vii) certificates representing such Stock Purchase Contracts shall have been duly executed, countersigned and registered, all in accordance with such Stock Purchase Contract Agreement, and shall have been duly delivered to the purchasers thereof in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

United Airlines Holdings, Inc.

United Airlines, Inc.

November 20, 2023

7.            The Stock Purchase Units will constitute valid and binding obligations of UAL when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Stock Purchase Units shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Stock Purchase Unit Agreement relating to such Stock Purchase Units shall have been duly authorized, executed and delivered by UAL and duly executed and delivered by the Stock Purchase Unit Agent named in the Stock Purchase Unit Agreement; (iv) the UAL Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the UAL Charter, the UAL Bylaws and the UAL Resolutions authorizing the execution, delivery, issuance and sale of such Stock Purchase Units; (v) the actions described in paragraph 6 above shall have been taken; (vi) if such Stock Purchase Units relate to the issuance and sale of UAL Debt Securities, the actions described in paragraph 3 above shall have been taken; (vii) if such Stock Purchase Units relate to the issuance and sale of shares of Preferred Stock, the actions described in paragraph 2 above shall have been taken; (viii) if such Stock Purchase Units relate to the issuance and sale of Warrants, the actions described in paragraph 9 below shall have been taken; and (ix) certificates representing such Stock Purchase Units shall have been duly executed, countersigned and registered, all in accordance with such Stock Purchase Unit Agreement, and shall have been duly delivered to the purchasers thereof in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

8.            The Subscription Rights will constitute valid and binding obligations of UAL when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Subscription Rights shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Subscription Rights Certificate relating to such Subscription Rights shall have been duly authorized, executed and delivered by UAL; (iv) the UAL Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the UAL Charter, the UAL Bylaws and the UAL Resolutions authorizing the execution, delivery, issuance and sale of such Subscription Rights; (v) if such Subscription Rights are exercisable for shares of Common Stock, the actions described in paragraph 1 above shall have been taken; (vi) if such Subscription Rights are exercisable for shares of Preferred Stock, the actions described in paragraph 2 above shall have been taken; (vii) if such Subscription Rights are exercisable for Depositary Shares, the actions described in paragraph 5 above shall have been taken; (viii) if such Subscription Rights are exercisable for Warrants, the actions described in paragraph 9 below shall have been taken; and (ix) one or more Subscription Rights Certificates representing such Subscription Rights shall have been duly executed, countersigned and registered and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

United Airlines Holdings, Inc.

United Airlines, Inc.

November 20, 2023

9.            Each issue of Warrants covered by the Registration Statement will constitute valid and binding obligations of UAL when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such issue of Warrants and Common Stock, Preferred Stock or the UAL Debt Securities issuable upon exercise of such Warrants shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Warrant Agreement relating to such issue of Warrants shall have been duly authorized, executed and delivered by UAL and duly executed and delivered by the Warrant Agent named in the Warrant Agreement; (iv) the UAL Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the UAL Charter, the UAL Bylaws and the UAL Resolutions authorizing the execution and delivery of the Warrant Agreement and the issuance and sale of such issue of Warrants; (v) if such Warrants are exercisable for shares of Common Stock, the actions described in paragraph 1 above shall have been taken; (vi) if such Warrants are exercisable for shares of Preferred Stock, the actions described in paragraph 2 above shall have been taken; (vii) if such Warrants are exercisable for UAL Debt Securities, the actions described in paragraph 3 above shall have been taken; and (viii) certificates representing such issue of Warrants shall have been duly executed, countersigned and issued, all in accordance with such Warrant Agreement, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

10.          The Pass Through Certificates of each series covered by the Registration Statement will constitute validly issued beneficial interests in the assets of the applicable Trust, and the PTC Guarantees (if any) of each such series of Pass Through Certificates will constitute valid and binding obligations of UAL, in each case when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such series of Pass Through Certificates and the related PTC Guarantees (if any) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Trust Supplement relating to such series of Pass Through Certificates and the related PTC Guarantees (if any) shall have been duly executed and delivered by United, UAL (if applicable) and the Trustee, in each case in accordance with the provisions of the United Charter, the United By-Laws, final resolutions of the United Board or a duly authorized committee thereof, as applicable, and the Pass Through Trust Agreement and, if applicable, the UAL Charter, the UAL Bylaws and final resolutions of the UAL Board or a duly authorized committee thereof; (iv) the terms of such series of Pass Through Certificates and the related PTC Guarantees (if any) shall have been established in accordance with the Pass Through Trust Agreement and applicable Trust Supplement; (v) all necessary corporate action shall have been taken by United to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Pass Through Certificates as contemplated by the Registration Statement, the prospectus supplement relating to such series of Pass Through Certificates and the related UAL Debt Guarantees (if any) and the Pass Through Trust Agreement and to authorize the execution, delivery and performance of a Trust Supplement establishing the form and terms of such series of Pass Through Certificates as contemplated by the Pass Through Trust Agreement; (vi) all necessary corporate action shall have been taken by UAL to authorize the terms and issuance of its PTC Guarantee (if any) related to such series of Pass Through Certificates as contemplated by the Registration Statement, the prospectus supplement relating to such series of Pass Through Certificates and the related PTC Guarantees (if any) and the Pass Through Trust Agreement and applicable Trust Supplement; and (vii) the Pass Through Certificates and the related PTC Guarantees (if any) shall have been duly executed and authenticated and issued in accordance with the Pass Through Trust Agreement and applicable Trust Supplement, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor; provided that the holders of the Pass Through Certificates may be obligated, pursuant to the Trust Agreement, to (x) pay taxes or governmental charges arising from transfers or exchanges of Pass Through Certificates and (y) provide security and indemnity in connection with the requests of, or directions to, the Trustee to exercise its rights and powers under the Pass Through Trust Agreement and applicable Trust Supplement.

United Airlines Holdings, Inc.

United Airlines, Inc.

November 20, 2023

Our opinions are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief. Our opinion is also subject to (i) provisions of law which may require that a judgment for money damages rendered by a court in the United States of America be expressed only in United States dollars, (ii) requirements that a claim with respect to any Debt Securities or other obligations that are denominated or payable other than in United States dollars (or a judgment denominated or payable other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (iii) governmental authority to limit, delay or prohibit the making of payments outside of the United States of America or in a foreign currency.

For the purposes of this opinion letter, we have assumed that, at the time of the issuance, sale and delivery of any of the Securities:

(i)            the applicable Securities being offered will be issued and sold as contemplated in the Registration Statement and the prospectus supplement relating thereto;

(ii)           the execution, delivery and performance by UAL and United, as applicable, of any supplemental indenture to the Indenture, the Deposit Agreement, the Stock Purchase Contract Agreement, the Stock Purchase Unit Agreement, the Subscription Rights Certificate, the Warrant Agreement and any Trust Supplement to the Pass Through Trust Agreement, as applicable, and the performance by UAL and United, as applicable, of the Indenture and the Pass Through Trust Agreement, and the issuance, sale and delivery of the applicable Securities will not (A) in the case of UAL, contravene or violate the UAL Charter or UAL Bylaws or, in the case of United, contravene or violate the United Charter or United By-Laws, (B) violate any law, rule or regulation applicable to UAL or United, as applicable, (C) result in a default under or breach of any agreement or instrument binding upon UAL or United, as applicable, or any order, judgment or decree of any court or governmental authority applicable to UAL or United, as applicable, or (D) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

(iii)          in the case of United Debt Guarantees, the execution, delivery and performance by United of any supplemental indenture establishing the form and terms of the relevant series of UAL Debt Securities and of any Notation of United Debt Guarantee associated with the relevant series of UAL Debt Securities and the performance by United of the Indenture (including any relevant United Debt Guarantee), as the case may be, will not (A) contravene or violate the United Charter or United By-Laws, or any law, rule or regulation applicable to United, (B) result in a default under or breach of any agreement or instrument binding upon United or any order, judgment or decree of any court or governmental authority applicable to United or (C) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

United Airlines Holdings, Inc.

United Airlines, Inc.

November 20, 2023

(iv)          in the case of UAL Debt Guarantees, the execution, delivery and performance by UAL of any supplemental indenture establishing the form and terms of the relevant series of United Debt Securities and of any Notation of UAL Debt Guarantee associated with the relevant series of United Debt Securities and the performance by UAL of the Indenture (including any relevant UAL Debt Guarantee), as the case may be, will not (A) contravene or violate the UAL Charter or UAL Bylaws, or any law, rule or regulation applicable to UAL, (B) result in a default under or breach of any agreement or instrument binding upon UAL or any order, judgment or decree of any court or governmental authority applicable to UAL or (C) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

(v)          the authorization thereof by UAL and United, as applicable, will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability thereof;

(vi)         the Indenture will not have been modified or amended (other than by a supplemental indenture or officers’ certificate establishing the form and terms of the Debt Securities of any series and, if applicable, creating the form and terms of any related Debt Guarantee);

(vii)        the Pass Through Trust Agreement will not have been modified or amended (other than by a Trust Supplement establishing the form and terms of the Pass Through Certificates of any series and, if applicable, creating the form and terms of any related PTC Guarantee);

(viii)       in the case of UAL, the UAL Charter, the UAL Bylaws and the UAL Resolutions, each as currently in effect, will not have been modified or amended and will be in full force and effect, and, in the case of United, the United Charter, the United By-Laws and the United Resolutions, each as currently in effect, will not have been modified or amended and will be in full force and effect; and

(ix)          UAL will have a number of authorized and unissued shares of Common Stock and Preferred Stock sufficient to provide for the issuance of all shares of Common Stock and Preferred Stock issued pursuant to the transactions contemplated above and issuable upon exercise of any Subscription Rights, Stock Purchase Contracts, Stock Purchase Units or Warrants, as applicable.

United Airlines Holdings, Inc.

United Airlines, Inc.

November 20, 2023

We have further assumed that each supplemental indenture to the Indenture, each series of Debt Securities (and any related Debt Guarantees), each Deposit Agreement, each Depositary Share, each Stock Purchase Contract and related Stock Purchase Contract Agreement, each Stock Purchase Unit and related Stock Purchase Unit Agreement, each Subscription Right and related Subscription Rights Certificate, each Warrant and related Warrant Agreement, each Trust Supplement to the Pass Through Trust Agreement and each series of Pass Through Certificates (and any related PTC Guarantees) will be governed by the laws of the State of New York.

With respect to each instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and at all relevant times was, is and will be validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and at all relevant times had, has and will have full right, power and authority to execute, deliver and perform its obligations under such Instrument; (ii) such Instrument has been duly authorized, executed and delivered by each party thereto; and (iii) such Instrument at all relevant times was, is and will be a valid, binding and enforceable agreement or obligation, as the case may be, of, each party thereto; provided, that we make no assumption in clause (iii) insofar as such assumption relates to UAL or United and is expressly covered by our opinions set forth herein.  We have also assumed that no event has occurred or will occur that would cause (x) the release of the applicable Debt Guarantee by United or UAL, as the case may be, under the terms of the Indenture and any applicable supplemental indenture thereto or (y) the release of the PTC Guarantee under the terms of the Pass Through Trust Agreement and applicable Trust Supplement.

This opinion letter is limited to the DGCL and the laws of the State of New York (excluding the securities laws of the State of New York). We express no opinion as to the laws, rules or regulations of any other jurisdiction, including, without limitation, the federal laws of the United States of America or any state securities or blue sky laws.

We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to all references to our Firm included in or made a part of the Registration Statement. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Very truly yours,

/s/ Sidley Austin LLP